SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 15, 2009
Integrated Electrical Services, Inc.
(Exact name of registrant as specified in Charter)

Delaware	001-13783	76-0542208
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)
1800 West Loop South, Suite 500
Houston, Texas 77027
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: (713) 860-1500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-Commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

EXPLANATORY NOTE
     This Current Report on Form 8-K/A (this “Amendment No. 3”) updates the Current Report on Form 8-K filed by Integrated Electrical Services, Inc. on September 21, 2009 (the “original Form 8-K”), the Form 8-K/A filed on September 22, 2009 (“Amendment No. 1”) and the Form 8-K/A filed on October 15, 2009 (“Amendment No. 2”), to disclose certain additional adjustments to the Company’s unaudited condensed consolidated financial statements as of and for the three months ended December 31, 2008, as of and for the three and six months ended March 31, 2009 and as of and for the three and nine months ended June 30, 2009 (collectively, with the fiscal year ended September 30, 2008, the “Prior Periods”).

Item 4.02(a).	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
     Since the filing of Amendment No. 2, the Company has identified errors resulting in the overstatement of revenues and understatement of costs of sales and other expense for the fiscal quarter ended December 31, 2008, impacting pre tax earnings in the amount of $0.4 million. These adjustments, together with the adjustments disclosed in the original Form 8-K and Amendment No. 1 and Amendment No. 2 will be included in the Company’s restated financial statements for the Prior Periods, which will be filed as soon as practicable after their preparation, review, and completion. It is anticipated that all restatements, including the restatement of Company’s audited consolidated financial statements as of and for the fiscal year ended September 30, 2008 as previously disclosed, will be completed prior to the filing of the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2009.
     Attached hereto as Exhibit 99.1 are the Company’s adjusted Balance Sheet and Statement of Operation as of and for the three months ended December 31, 2008, as of and for the three and six months ended March 31, 2009 and as of and for the three and nine months ended June 30, 2009, each updated to reflect recognition of the adjustments described in this Item 4.02(a).

Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit Number	Description

Exhibit 99.1	Adjusted Balance Sheet and Statement of Operation of Integrated Electrical Services Inc. as of and for the three months ended December 31, 2008, as of and for the three and six months ended March 31, 2009 and as of and for the three and nine months ended June 30, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTEGRATED ELECTRICAL SERVICES, INC.
Date: November 13, 2009	/s/ William L. Fiedler
William L. Fiedler
General Counsel

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	Adjusted Balance Sheet and Statement of Operation of Integrated Electrical Services Inc. as of and for the three months ended December 31, 2008, as of and for the three and six months ended March 31, 2009 and as of and for the three and nine months ended June 30, 2009.